Main Regulations and Other	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Main Regulations and Other
30.	MAIN REGULATIONS AND OTHER

30.a) Hydrocarbon Law

On October 31, 2014, the Argentine Republic Official Gazette published the text of Law No. 27,007, amending the Hydrocarbon Law No. 17,319. The most relevant aspects of the law are as follows:

•

As regards exploration permits, it distinguishes between those with conventional and unconventional objectives, and between explorations in the continental shelf and in territorial waters, establishing the respective terms for each type.

•

As regards concessions, three types of concessions are provided, namely, conventional exploitation, unconventional exploitation, and exploitation in the continental shelf and territorial waters, establishing the respective terms for each type.

•	The terms for hydrocarbon transportation concessions were adjusted in order to comply with the exploitation concessions terms.

•

As regards royalties, a maximum of 12% is established, which may reach 18% in the case of granted extensions, where the law also establishes the payment of an extension bond for a maximum amount equal to the amount resulting from multiplying the remaining proven reserves at the end of effective term of the concession by 2% of the average basin price applicable to the respective hydrocarbons over the 2 years preceding the time on which the extension was granted.

•

The extension of the Investment Promotion Regime for the Exploitation of Hydrocarbons (Decree No. 929/2013) is established for projects representing a direct investment in foreign currency of at least US$ 250 million, increasing the benefits for other type of projects.

•

Reversion and transfer of hydrocarbon exploitation permits and concessions in national offshore areas is established when no association contracts subscribed with ENARSA to the National Secretariat of Energy exist.

30.b) Hydrocarbon Sovereignty Regime – Decree No. 1,277/2012

On July 25, 2012, the executive decree of Law No. 26,741, Decree No. 1,277/2012, was published, creating the “Regulation of the Hydrocarbons Sovereignty Regime in the Argentine Republic”. Among other matters, the mentioned decree establishes: the creation of the National Plan of Investment in Hydrocarbons; the creation of the Commission for Planning and Coordination of the Strategy for the National Plan of Investment in Hydrocarbons (the “Commission”), which will elaborate on an annual basis, within the framework of the National Hydrocarbon Policy, the National Plan of Investment in Hydrocarbons; the National Registry of Investments in Hydrocarbons in which the companies undertaking activities of exploration, exploitation, refining, transport and commercialization of hydrocarbons and fuels will have to register; and the obligation for the registered companies to provide their Plan of Investments every year before September 30, including a detail of quantitative information in relation to the activities of exploration, exploitation, refining, transport and commercialization of hydrocarbons and fuels according to each company.

Additionally, the mentioned companies will have to provide their plans in relation to the maintenance and increase of hydrocarbons reserves, including: a) an investment in exploration plan; b) an investment plan in primary hydrocarbons reserves recovery techniques; and c) an investment plan in secondary hydrocarbons reserves recovery techniques, which will be analyzed by the Commission; the Commission will adopt the promotion and coordination measures that may consider necessary for the development of new refineries in the National Territory, that may allow the growth in the local processing capacity in accordance with the aims and requirements of the National Plan of Investment in Hydrocarbons; in relation to prices, and accordingly to the Decree, for the purpose of granting reasonable commercial prices, the Commission will determine the criteria that will govern the operations in the domestic market. In addition, the Commission will publish reference prices of each of the components of the costs and the reference prices for the sale of hydrocarbons and fuels, which will allow to cover the production costs attributable to the activity and to reach a reasonable margin of profit.

Not complying with the dispositions included in the Decree and supplementary rules may result in the following penalties: fine, admonition, suspension or deregistration from the registry included in section 50 of Law No. 17,319 or the nullity or expiration of the concessions or permits. Moreover, the mentioned decree abrogates the dispositions of the Decrees No. 1055/1989, 1212/1989 and 1589/1989 which set, among other matters, the right to the free disposition of hydrocarbon production.

On December 29, 2015, the Executive Branch issued Decree No. 272/2015, resolving for the dissolution of the Commission and its Regulations, and also providing that the powers vested on the Commission were to be exercised by the MINEM.

30.c) Investment Promotion Regime for the Exploitation of Hydrocarbons - Decree No. 929/2013

Decree No. 929/2013 provides for the creation of an Investment Promotion Regime for the Exploitation of Hydrocarbons (the “Promotional Regime”), both conventional and unconventional, which will apply throughout the territory of the Republic of Argentina. Inclusion in the Promotional Regime may be applied for by subjects registered with the Hydrocarbon Investments National Register and holding hydrocarbon exploration permits and/or exploitation concessions and/or any third party associated and together with, such holders, provided they file with the Strategic Planning and Coordination Commission of the Hydrocarbon Investments Nation Plan created by Decree No. 1,277/2012 a “Hydrocarbon Exploitation Investment Project” entailing a direct investment in foreign currency of at least US$ 1,000 million, computed as of the filing of the Hydrocarbon Exploitation Investment Project to be invested during the first five years of the Project (this amount was amended by the subsequent Law No. 27,007 to US$ 250 million). Among the benefits to subjects comprised by the Promotional Regime, the following are highlighted: i) they will be entitled, subject to the terms of Law No. 17,319 and as from the fifth successive year of actual execution of their respective “Hydrocarbon Exploitation Investment Projects”, to freely sell to foreign markets 20% of their production of liquid and gaseous hydrocarbons produced under the said Projects, with a 0% rate for export duties, should these be otherwise applicable; ii) they will be entitled to free availability of 100% of any foreign currency obtained from export of the hydrocarbons mentioned in the preceding item, provided that the approved “Hydrocarbon Exploitation Investment Project” implies the entry of foreign currency to the Argentine market of at least US$ 1,000 million and as mentioned hereinabove; iii) it is provided that, during periods where national production is not enough to meet domestic supply needs under the terms of section 6 of Law No. 17,319, subjects included In the Promotional Regime will be entitled, as from the fifth year from approval and execution of their respective “Hydrocarbon Exploitation Investment Projects”, to obtain, in compensation for the percentage of liquid and gaseous hydrocarbons produced under such Projects available for export as mentioned herein above, an export price of not less than the reference export price, for whose determination the incidence of export duties otherwise applicable will not be computed.

In addition, the Decree creates the figure of “Unconventional Hydrocarbon Exploitation”, consisting of the extraction of liquid and/or gaseous hydrocarbons through unconventional stimulation techniques applied in fields located in shale gas or shale oil, tight sands, tight gas and tight oil, and coal bed methane geological rock formations and/or characterized, generally, by the presence of low permeability rocks. In connection therewith, it has been provided that subjects holding hydrocarbon exploration permits and/or exploitation concessions included in the Promotional Regime will be entitled to apply for an “Unconventional Hydrocarbon Exploitation Concession”. In addition, holders of “Unconventional Hydrocarbon Exploitation Concessions” who in turn are holders of an adjacent pre-existing exploitation concession, may apply for the merging of both areas into a sole unconventional area, provided that due evidence is given of the geological continuity of the relevant areas.

30.d) Withholding rates of hydrocarbon exports

On September 4, 2018, Decree No. 793/2018 was published in the Official Gazette establishing, until December 31, 2020, an export duty of 12% on all goods under the tariff items of the Mercosur Common Nomenclature (“NCM”). This export duty will be capped at 4 Pesos per U.S. dollar of the taxable amount or official FOB price, as applicable. For goods other than primary products, the cap will be 3 Pesos per U.S. dollar of the taxable amount or official FOB price, as applicable.

30.e) Liquid hydrocarbons regulatory requirements

Resolution No. 1,679/2004 of the Secretariat of Energy reinstalled the registry of diesel and crude oil export transactions created by Executive Decree No. 645/2002, and mandated that producers, sellers, refining companies and any other market agent that wishes to export diesel or crude oil to register such transaction and to demonstrate that domestic demand has been satisfied and that they have offered the product to be exported to the domestic market. In addition, Resolution No. 1,338/2006 of the Secretariat of Energy added other petroleum products to the registration regime created by Executive Decree No. 645/2002, including gasoline, fuel oil and its derivatives, diesel, aviation fuel, asphalts, certain petrochemicals, certain lubricants, coke and petrochemical derivatives. Resolution No. 715/2007 of the Secretariat of Energy empowered the National Refining and Marketing Director to determine the amounts of diesel to be imported by each company, in specific periods of the year, to compensate for exports of products included under the regime of Resolution No. 1,679/2004; the fulfillment of this obligation to import diesel is necessary to obtain authorization to export the products included under Decree No. 645/2002.

In addition, certain regulations establish that exports are subordinate to supplying the domestic market. In this way, Resolution No. 25/2006 of the Secretariat of Domestic Commerce, issued on October 11, 2006, imposes on each Argentine refining and/or retail company the obligation to supply all reasonable diesel fuel demand, by supplying certain minimum volumes (which at minimum should be volumes supplied the year before plus the positive correlation between diesel demand and GDP accumulated from the month reference). The mentioned commercialization should be done without altering or affecting the normal operation of the diesel market.

Additionally, Rule No.168/2004 requires companies intending to export LPG to first obtain an authorization from the Secretariat of Energy, by demonstrating that local demand was satisfied or that an offer to sell LPG to local demand has been made and rejected.

In January 2008, the Secretariat of Domestic Commerce issued Resolution No.14/2008, whereby the refining companies were instructed to optimize their production in order to obtain maximum volumes according to their capacity.

Decree No. 1,189/2012 of the National Executive Branch, dated July 17, 2012, established that the jurisdictions and entities of the National public Sector included in section 8, subsection a) of Law No. 24,156 (National Administration, formed by the central administration and the decentralized agencies including the social insurance institutions) must contract with YPF the provision of fuels and lubricants for the fleet of official cars, boats and aircrafts, except in those cases which have the prior authorization of the Chief of the Cabinet of Ministers.

•	Agreements of local crude oil and fuel prices

In January 2017, oil producers and refiners reached an agreement for the transition to international prices of the Argentine hydrocarbon industry, which established proposed prices for the commercialization of crude oil on the domestic market in order to achieve parity with international markets during the course of 2017. Notwithstanding the foregoing, the agreement provided for the power of either party to abandon the agreement during its term, which was also subject to compliance with certain variables such as the exchange rate or price of Brent crude oil within certain established parameters. During the last quarter of 2017, the price agreement was suspended because it considered this suspension in case the average international price of 10 days exceeds the local price, but it also states that it may be restored if the average price of Brent crude is positioned below the local price for more than 10 days.

Since then, the market players –producers and refiners– began to freely agree on domestic crude oil prices, generally valid on a calendar-month basis and linked to the Brent international benchmark, while maintaining limits on the exchange rate. Peso/US$ and Brent’s own value, depending on the capacity to transfer its price (expressed in US$/Bbl) to the prices of the products obtained from it –basically fuels (expressed in Peso/unit)– for their market sale.

However, and in light of the current domestic macroeconomic situation, e.g. the substantial increase in crude oil price and the short-term exchange rate, among other factors, on May 8, 2018, the MINEM and the refining companies (among them, YPF) entered into a price stabilization agreement with a compensatory account, whereby the refining companies undertook not to modify fuel prices (net of taxes) in force as of such date during the months of May and June, in order to benefit the general economic interest which, in turn, would have potential effects on the Company.

Moreover, the agreement included the creation of a compensatory account which incorporated the distortion in prices in terms of international reference prices accrued as of the date of the agreement, together with the adjustments resulting from additional cost variations (crude oil, exchange rate and biofuel price) which would not be transferred to prices during the months of May and June. The agreement set forth that such compensatory account would be transferred to the market through price increases during the second semester or, otherwise, the MINEM undertook the commitment to find mechanisms so that the refining companies may recover such difference.

On June 1, 2018, the MINEM and the refining companies (among them YPF) entered into a supplementary agreement that considered to establish a Brent reference price for crude oil purchases among refining and producing companies for the months of May (66 US$/bbl), June (67 US$/bbl) and July (68 US$/bbl), 2018, and an increase in final prices of gasolines and gasoil of up to 5% and 4.5%, respectively, as from June 2, 2018, which included the variation in the liquid fuel tax, the carbon dioxide tax and the prices of biofuel prevailing as from that date. Additionally, an increase in an amount of up to 3% in the consumer prices of fuels, net of any variation in taxes, was expected to take place during the month of July.

On June 29, 2018, in face of the volatility and significant change in the variables that were the basis for the agreements above mentioned, YPF informed the MINEM on the decision to implement as from July 1, 2018, the applicable commercial policies according to the changes in the variables stated above, both for determination of sales prices of its products and of those for the purchase of crude oil, in accordance with the evolution of the general business environment and the evolution of customers in particular, consistent with the regulatory framework and current provisions. Consequently, the aforementioned agreements have ceased to be in force for YPF as from June 30, 2018; however, the Company has submitted the resulting amounts in the compensatory account to the relevant authorities, which represent contingent rights.

On December 6, 2018, YPF requested the SGE to set the guidelines for the implementation of the mechanism to recover the costs not transferred to fuel prices for the period contemplated under the Agreement, having received no response to the date of issuance of these consolidated financial statements.

30.f) Regulatory requirements for natural gas

•	Mechanisms for allocating the demand for natural gas

SE Resolution No. 599/2007 - ENARGAS Resolution No. 1410/2010

SE Resolution No. 599/2007 (the “Resolution”) stands out which was issued on June 14, 2007. This Resolution approved an agreement with natural gas producers regarding the natural gas supply to the domestic market during the period 2007 through 2011 (the “Agreement 2007-2011”) which guaranteed the normal supply of the natural gas domestic market during the period 2007 through 2011, considering the domestic market demand registered during 2006 plus the growth of residential and small commercial customer consumption (the “Priority Demand”). According to the Resolution, the Producers had to supply a part of the Priority Demand according to certain percentage determined for each producer based upon its share of production of the previous years. Considering that the Resolution provided for the continuity of the regulatory mechanisms that affect the exports, YPF filed an appeal against the resolution and expressly stated that the execution of the Agreement 2007-2011 did not mean any recognition by YPF of the validity thereof.

Additionally, on October 4, 2010, the Official Gazette published ENARGAS Resolution No. 1410/ 10 that approved the “Supplementary Procedure for Gas Requests, Confirmations and Control” which set out new rules for natural gas dispatch applicable to all participants in the natural gas industry, imposing new and more severe regulations to the producers’ availability of natural gas. By virtue of these procedures, distributors were authorized to request all the natural gas necessary to cover the Priority Demand even in the case of natural gas volumes that exceed those that the Secretariat of Energy would have allocated by virtue of the Agreement ratified by the Resolution No. 599/07. The Company’s appeal against Resolution No. 1410/2010 was rejected. As of the date of issuance of these consolidated financial statements, this Resolution has not been repealed. ENARGAS Resolution No. 124/18 published on June 29, 2018, approved the restated text of the internal regulations of dispatch centers applicable as of June 30, 2018 and repealing ENARGAS Resolution No. 1410/10.

MINEM Resolution No. 89/16 - ENARGAS Resolution No. 3833/16 – ENARGAS Resolution No. 4502/17 – ENARGAS Resolution No. 59/18 – ENARGAS Resolution No. 124/18 – ENARGAS Resolution No. 302/18

On June 1, 2016, the MINEM published Resolution No. 89 whereby:

a)

ENARGAS was instructed to develop a procedure that modifies and supplements the one established in ENARGAS Resolutions No. 716/1998 and 1410/2010 and establishes daily operation conditions of the Transportation and Distribution Systems.

b)

It was decided that the volumes that may be requested by the Distributors to supply the priority and fixed demand which in case of contracting the natural gas to such destination with a natural gas producer, will reduce the requirement of natural gas to said producer as set forth in Resolution 1410/2010 to the extent of the contracted volume.

According to this Resolution, ENARGAS Resolution I/3833 was issued on June 5, 2016, which approves the “Supplementary Procedure for Gas Requests, Confirmations and Control”.

The purpose of the Procedure is to establish the transition mechanism and application criteria for the administration of the natural gas dispatch to preserve the operation of the transportation and distribution systems giving priority to the consumption of the Priority Demand in cases of supply crisis and/or emergencies which may put at risk the normal provision of the natural gas public service or which may affect the provision of another public service.

The new Procedure establishes that each day the Distribution Service Providers will request in the programming computer systems of the Transport Companies for the operational day n + 1, with first priority, the natural gas necessary to supply the Priority Demand, based on their consumption estimate and in accordance with the contracted transport capacity and its supply agreements.

The confirmation of natural gas in the TSEP for Priority Demand will have priority over other segments. The confirmation of gas for segments other than the Priority Demand will maintain the confirmation priority established by the Producer in the respective contracts with direct consumers (or Marketers), which will be informed to Transportation and Distribution Service Providers.

The transportation nomination of each Distribution Service Provider will give priority to the supply of their Priority Demand over any other user of that Provider.

The Providers of the Transportation and Distribution Service that verify that the transportation capacity is not sufficient to supply the Priority Demand must summon the Emergency Committee, chaired by the president of ENERGAS, who will procure the means to allocate the volumes in the emergency situation.

On June 6, 2017 ENARGAS Resolution No 4,502/17 was issued which approved the Procedure for the administration of the office in the Emergency Executive Committee (“EEC”), modifying the procedure for the delivery request and gas confirmations which were approved by ENARGAS Resolution No. 3,833/16 and provided for measures and criteria to be adopted in a supply crisis of the Priority Demand for Natural Gas declared by the Transportation Companies, Distribution Companies or the ENARGAS.

Among such measures, it was provided that the EEC or (if the EEC disagrees to it) the ENARGAS, will define the way in which the Priority Demand will be supplied considering the quantities of natural gas available in each basin for each producer and discounting the amounts contracted to supply the Priority Demand.

On May 18, 2018 ENARGAS Resolution No. 59/18 was published, approving the Temporary Procedure for Shipment Management in the Emergency Executive Committee (EEC), effective until the end of winter 2018. The EEC will be composed of at least one representative of the Transporters, the Providers and each carrier which, due to their geographical location and their respective demand have or may have incidence to resolve the situation. It will be chaired by a representative of the relevant Transportation Company and the decisions agreed in the EEC will be mandatory for all Active Subjects of the Gas Industry.

On June 29, 2018, ENARGAS Resolution No. 124/2018 was published in the Official Gazette which (i) approves the amended and restated internal regulations for dispatch centers as from June 30, 2018; (ii) derogates ENARGAS Resolutions No. 1410/10, 3833/16 and 4502/17; (iii) sets forth its presumption that there are no observations by ENARGAS to the proposed rescheduling made by the Transportation companies if there is no communication to the contrary within 1 hour after it has been requested; and (iv) sets forth that the Temporary Procedure for Shipment Management in the Emergency Executive Commitee shall be applicable during the winter of 2018.

On October 18, 2018 ENARGAS Resolution No. 302/2018 was published, which, considering that not all of the gas supply contracts for the Priority Demand between Producers and Distribution Licensees had been executed, extended the effective term of ENARGAS Resolution No. 59/18 for 180 calendar days as from October 1, 2018.

Terms and Conditions for the Distribution of Natural Gas through Networks

Under the energy sector normalization process, the MINEM called on natural gas producers (including YPF) and ENARSA to establish the basic conditions that will constitute the framework for the supply agreements to be executed for Natural Gas distribution as of January 1, 2018. In the meeting, MINEM informed that given the expiration of the extension period established in Law No. 27,200 regarding the public emergency that began in 2002, Law No. 24,076 regained effectiveness, which sets forth that the price of natural gas supply agreements will be the price resulting from the free interaction of supply and demand.

In this context, on November 29, 2017, natural gas producers (including YPF) and ENARSA, at the request of the MINEM, subscribed the “Terms and Conditions for the Provision of Natural Gas to Gas Distributors through Networks” (the “Terms and Conditions”).

The Terms and Conditions establish the basic guidelines to assure the adequate supply of natural gas to the Distributors, and consequently to residential and commercial final consumers. Moreover, they establish the continuity of the gradual and progressive path of reduction of subsidies, all within the framework of the process of normalization of the natural gas market, which occurs within the period of validity of such Terms and Conditions until December 31, 2019 considered as the “transition period” until the normalization indicated above.

The guidelines established in the Terms and Conditions include, among others, the recognition of the right to transfer to the gas tariff the cost of gas acquisition paid by users and consumers; establishes the available volumes that each producer and each basin must make available daily to the distributors for each month, who may express their lack of interest before a certain date set forth in the Terms and Conditions; establishes penalties for non-compliance for any of the parties regarding their obligation to deliver or take gas; establishes gas prices for each basin for the next two years, in U.S. dollars, the parties being able to set prices lower than those established under the applicable free negotiations; establishes payment guidelines for the purchases made by the Distributors to producers; ENARSA assumes the obligation to supply the demand corresponding to areas reached by the subsidies of residential gas consumption contemplated in article 75 of Law 25,565 (corresponding to the areas of lower price of residential gas charged to users and consumers), during the period of transition.

The Terms and Conditions constitute the terms and conditions to consider in the negotiations of their respective individual agreements, without this being construed as an obligation. Additionally, the Terms and Conditions establish guidelines for early termination in the event of non-compliance by the parties.

As a consequence of the exchange rate variation, natural gas producing and distribution companies began a renegotiation process for the special agreements executed pursuant to the Terms and Conditions, with prices denominated in U.S. dollars. The renegotiation process, still underway, comprises two major issues: i) the payment of debts arising from differences between the exchange rate at which distribution companies actually paid gas purchases and the exchange rate contractually provided (period April – September 2018), and ii) the gas price to be applied to the period October – December 2018.

On October 5, 2018, Resolution No. 20/2018 was published, establishing that in relation to differences between the price of gas provided in the contracts and the price of gas recognized in the final tariffs of distribution companies, valued for the quantity of gas purchased from April 1 to September 30, 2018, the ENARGAS would instruct distribution companies to recover the credit in favor of producers on a separate line in the invoice to be issued to its users, in 24 installments from 1 January, 2019. However, SGE Resolution No. 20/2018 was later repealed by Resolution No. 41/2018 published on October 16, 2018, alleging opportunity issues for such implementation.

On November 16, 2018, by Decree No. 1053/18, published in the Official Gazette, the Argentine Government decided to assume the payment of the daily differences accumulated on a monthly basis between the price of gas purchased by Distributors and the price of natural gas included in tariff schemes effective from April 1, 2018 to March 31, 2019, exclusively generated due to exchange rate variations and corresponding to the natural gas volumes delivered in that same period. The conditions are as follows:

•	30 monthly consecutive installments as from October 1, 2019, which will be determined by using the BNA effective interest rate for 30-day deposits in Argentine currency (“electronic board”).

•	The installments will be collected by Distributors, which will immediately pay the Producers.

•	Distributors and Producers must adhere to the system and expressly waive any action or complaint.

As of the date of issuance of these consolidated financial statements, the complementary regulations for the application of the foregoing conditions for the distributors and producers are pending issuance by the ENARGAS.

Besides, Decree No. 1053/18 established that since April 1, 2019, contracts between natural gas producers and distributors shall provide that the higher cost due to exchange rate variations during each seasonal period shall never be transferred to natural gas full-service users.

On February 12, 2019, ENARGAS Resolution No. 72/2019 published in the Official Gazette, approved the methodology for transferring the gas price to tariffs and the general procedure to calculate the accumulated daily differences, applicable from April 1, 2019, which established, among other aspects, that for the purpose of transferring the gas price agreed in U.S. dollars to tariffs, the ENARGAS will define the exchange rate to be considered for the conversion into Pesos based on the average selling exchange rate of the BNA (foreign currencies) effective between the 1st and 15th day of the month immediately preceding the beginning of each seasonal period, or the exchange rates established in the contracts should the rates contemplated therein be lower.

•	New natural gas exports

National Decree No. 893/2016, dated July 25, 2016, determined that the MINEM is empowered to regulate the awarding of export permits for the following purposes: (i) provide assistance in natural gas emergency cases from foreign countries; and (ii) replace the natural restrictions of local transportation through the use of external transportation infrastructure to facilitate natural gas transportation within the Argentine market and allow an increase in local production.

On January 8, 2017, the export duties on hydrocarbon exports established by Law No. 26,732 ceased to be applicable. Thereafter, there are no export duties on natural gas exports.

On January 13, 2017, MINEM Resolution No. 8/2017 was published, which regulated Decree No. 893/2016, establishing a special procedure for granting natural gas export permits subject to re-import commitments. The resolution is applicable for two types of exports; (i) those aimed at providing assistance in emergency cases (“Exports for Assistance”); and (ii) Exports required to make up for internal transport restrictions in order to allow both the use of infrastructure from neighboring countries to facilitate natural gas transportation to Argentine domestic market and the increase of domestic production (“Exports for Transportation Restriction”). The beneficiaries of both types of permits will be liable for the damages that might be caused to the Argentine natural gas supply system in the event of non-compliance with their re-import obligations as and when agreed and the costs of the import that the National Government must make to replace the exported gas which was not re-entered, with a penalty of 50% of such costs. Such permits would be extended for a maximum period of two years and will be subject to a possible termination if the public interest makes it advisable for the domestic market offer in accordance with MINEM criteria.

On November 27, 2017, Decree 962/2017 was published which, among other aspects, modifies Art. 3 of the Regulatory Decree of the Law No. 24,076, establishing the following principles for export authorizations: 1) that the authorizations will be issued by the MINEM once the applications have been evaluated; 2) the export agreements that involve the construction of new facilities and / or new connections to the gas pipelines, or the use of any of the existing systems, or other transportation alternatives, will be approved by the MINEM with the intervention of ENARGAS; 3) the authorizations issued by the MINEM may provide for the export of surplus gas up to the amounts established therein, provided they are subject to interruption when there are internal supply problems. In such case, we would not be required to obtain the approval for each export of surplus amounts; instead, we would only be required to submit to the ENARGAS, for informative purposes only, the respective agreement which allows us to interrupt deliveries without any penalties.

The modifications introduced by Decree No. 962/2017 do not modify the regime of temporary export permits, provided for in Decree No. 893/2016.

On August 22, 2018, MINEM Resolution No. 104/2018, later modified by SGE Resolution No. 9/2018, was published in the Official Gazette, which: i) established a new Procedure to Obtain Natural Gas Export Licenses; ii) abrogated Resolution No. 299/98 issued by the former Secretariat of Energy, as amended, and established that export licenses granted under the repealed regulation would be subject to the Procedure to Obtain Natural Gas Export Licenses; iii) abrogated Resolution No. 131/01 issued by the former Secretariat of Energy and Mining, and its amendments; iv) abrogated Resolution No. 265/04 issued by the former Secretariat of Energy and Mining, and its amendments, v) abrogated Resolution No. 883/05 issued by the former Secretariat of Energy, as amended; vi) abrogated Resolution No. 8/17 issued by the former MINEM, as amended; and vii) delegated to Sub-secretariat of Hydrocarbon Resources the tasks related to this new Procedure.

Resolution No. 104/2018 provided that in the case of export requests from a project included in MINEN Resolution No. 46-E/2017 (Unconventional Gas Production Stimulus Program), the quantities of gas would not be computed as part of and/or within the production included under the mentioned Program.

On September 4, 2018, Decree No. 793/2018 was published in the Official Gazette imposing export duties on various goods, including natural gas. This decree set forth a 12% export duty on natural gas exports, which may not exceed 4 Pesos per each U.S. dollar of the taxable amount or official FOB price, as applicable. See Note 30.d.

On December 4, 2018, Law No. 27,467 of the Budget of the National Administration for the Year 2019 was published. Sections 81 and 82 thereof respectively establish i) that the PEN may fix export duties until December 31, 2020 which rate may not exceed 30% of the taxable value or the official FOB price, with a maximum limit of 12 % for those goods that were not subject to export duties as of September 2, 2018 or that were taxed with a 0% rate as of that date, and ii) that Decree No. 793/18 continues in full force and effect.

•	Trust Fund to finance natural gas imports

On November 27, 2008 through Executive Decree No. 2067/08, a trust fund was created to finance imports of natural gas for its injection in the national gas pipeline system when necessary to satisfy the domestic demand. The trust fund is financed through the following mechanisms: (i) diverse tariff charges paid by users of transportation services and regularly distributed, gas consumers receiving gas directly from producers, and companies processing natural gas; (ii) special credit programs that may be agreed upon with national or international organizations; and (iii) specific contributions assessed by the Secretariat of Energy on the participants in the natural gas industry. This Decree has been object of diverse judiciary claims, and judges from all over the country have issued precautionary measures for suspension of its effects, grounded on the violation of the principle of legality on tax matters. On November 8, 2009, ENARGAS published Resolution No. 1982/11 that adjusted the tariff charges established by Executive Decree No. 2067/08 to be paid by users as from December 1, 2011.

On November 24, 2011, ENARGAS passed Resolution No. 1991/2011, enlarging the number of users obliged to pay tariff charges, including residential services, natural gas processing, industrial premises and electric power plants, among others; this has affected the operations of the Company, and has had a significant impact on our joint subsidiary companies, all of which have filed appeals against the mentioned resolution. For its part, YPF has challenged these resolutions and rejected the charge invoice made by Nación Fideicomiso. On April 13, 2012, YPF obtained a precautionary measure related to the El Portón processing plant, suspending the effects of these resolutions in relation to that plant until a decision on the administrative appeals filed by YPF had been reached.

In November 2012, Law No. 26,784 was passed which granted legal hierarchy, since such date, to the decisions enacted by the Executive Branch and ENARGAS, in relation to the charge. Dated December 11, 2014, the CSJN pronounced the “Alliance” judgment, deciding that the charge created by decree 2067/2008 a tariff charge and not a tax, and thus not subjected to the principle of tax legality. However, the Court left open the possibility of eventual claims or defenses in cases different from the claims raised in the “Alliance” judgment.

In particular, the application of the above mentioned tariff charge produces an impact so significant in Mega operations that, if not favorably resolved, Mega could have in the future serious difficulties continuing its business. On October 27, 2015, the CSJN issued a resolution on the motion for protection of constitutional rights filed by Mega (for the period until the enactment of the 2013 Budget Enactment Law No. 26,784) providing that the charge under “Decree 2067/08” was unconstitutional and not applicable to Mega.

On April 1, 2016 the MINEM issued Resolution No. 28/2016, which, among others, revoked resolutions passed by the former Ministry of Federal Planning, Public Investment and Services under Section 6 of Decree No. 2067/2008 and Section 7 of Resolution No. 1,451/2008 of the aforementioned Ministry related to the assessment of tariff charges, which instructs the ENARGAS to take the necessary measures to cease applying those charges in the bills issued to users.

In April 2018 and regarding “Decree 2067/08” on tariff charges, the Federal Administrative Court No 11 passed judgement on the unconstitutionality action filed by Mega (for the period after the Budget Act for 2013 No 26,784), which admitted the complaint and declared the unconstitutionality, regarding Mega, of sections 53 and 54 of the law referred to above. Such first instance judgement took effect since it was not appealed by the Argentine Government.

30.g) Natural gas production incentive programs

•	Natural Gas Additional Injection Stimulus Programs

On December 2012, YPF and other gas producing companies of Argentina agreed with the Planning and Strategic Coordination Commission of the National Plan of Hydrocarbon Investments (the “Commission”) to establish an incentive scheme for the Additional Injection (all gas injected by the companies above certain threshold) of natural gas. On February 14, 2013 Resolution No. 1/2013 of the Commission was published in the Official Gazette. This resolution formally creates the “Natural Gas Additional Injection Stimulus Program”.

Under this regulation, gas producing companies were invited to file projects for increasing total natural gas injection (“the projects”) to the Commission, in order to receive a price of US$ 7.50/MMBtu for all gas injected in excess (above the base injection level of each company). The Projects will comply with minimum requirements established in Resolution No. 1/2013, and will be subject to approval consideration by the Commission. The Projects have a maximum term of five (5) years, renewable at the request of the beneficiary, and subject to the decision of the Commission. If the beneficiary company, for a certain month, does not reach the compromised production increase of its project, approved by the Commission, it will have to compensate its failure to achieve the minimum total injection committed in such Project. Resolution No. 60/2013, regulated by Resolution No. 83/2013, called Natural Gas Additional Injection Stimulus for Companies with Reduced Injection” established a similar program for the companies that failed to comply with the requirements of Resolution No. 1/2013 and those that had failed to register in time under such Resolution. The price to be paid under the program established in Resolution No. 60/2013 varies between US$ 4.00/MMBtu and US$ 7.50/MMBtu, according to the highest production curve reached by the beneficiary company under the program.

On September 29, 2015, Resolution No. 185/2015 was published in the Official Gazette regulating the so-called Natural Gas Injection Stimulus for Companies without Injection in favor of those producers which do not have a previous record of natural gas injection the beneficiary companies will receive a compensation resulting from the difference between US$ 7.50/MMBtu and the price received for the sale of the natural gas in the market. Such compensation shall be received only for natural gas originating in areas whose production rights will have been acquired from companies registered with any of the two previous programs and provided that during the period in which the transferor will have calculated its “base injection”, according to its program, the injection of the area operated by the current beneficiary –transferee– will have been null.

On May 20, 2016, Decree No. 704/2016 was published, whereby the debt was converted into pesos under the Stimulus Plan for Surplus Natural Gas Injection, the Stimulus Plan for Natural Gas Injection Program for Companies with Reduced Injection and those derived from the Supply of Propane Gas for Undiluted Propane Gas Distribution Networks Agreement at the exchange rate in force at the end of each period, and Argentine National Bonds were granted in U.S. dollars at an interest rate of 8% per annum maturing in 2020 (“BONAR 2020 US$”) for the cancellation thereof.

The sale of these BONAR 2020 US$ was restricted according to the letters of accession; therefore, until and including December 2017, the Group could not sell on a monthly basis more than 3% of the aggregate amount of the BONAR 2020 US$ received. In addition, during the months in which the Group did not exercise its right to sell the BONAR 2020 US$ up to the above-mentioned percentage, it could accumulate the unused percentage for its sale in subsequent months. In no event could the sale in a single month of the accrued balances exceed 12% of the total BONAR 2020 US$ received.

In order to request the cancellation of outstanding payments, beneficiaries had to sign letters of accession and submit them to the Hydrocarbon Resources Secretariat of the MINEM. YPF filed the letters of accession and reserved the right to claim the exchange differences and interest.

On July 13, 2016, the Group received, under the Natural Gas Additional Injection Stimulus Program, BONAR 2020 US$, with a face value of US$ 630 million. In addition, on September 21, 2016, under the Supply of Propane Gas for Undiluted Propane Gas Distribution Networks Agreement, the Group received BONAR 2020 US$, with a face value of US$ 12 million.

These programs had a maximum duration of 5 years, and terminated on December 31, 2017, without having been renewed.

On April 3, 2018, MINEM Resolution No. 97/2018 was published in the Official Gazette approving the procedure (the “Procedure”) for the cancellation of compensations pending settlement and/or payment under the Natural Gas Surplus Injection Stimulus Program, Natural Gas Surplus Injection Stimulus Program for Companies with Reduced Injection and the Stimulus Program for New Natural Gas Projects, to which the beneficiary companies may adhere.

Each company may choose to receive compensation under the approved procedure stating its accession within 20 business days from the publication of the resolution. It is required that the company waive any rights, actions, remedies, appeals, and claims, either administrative and/or judicial, based on the Program, except for: i) the objection to the administrative acts that determine the relevant compensation according to the Procedure; and ii) the failure to comply with the payments provided for under the Procedure for a minimum amount of 3 installments, at the option of each beneficiary Company.

The debt amount will be determined as follows: 85% of the U.S. dollar amount will be calculated according to the exchange rate at the time of the injection (“Program exchange rate”) and 15% of the U.S. dollar amount but devalued (multiplied by the quotient between the Program exchange rate and the exchange rate corresponding to the payment dates of the compensation resolutions already issued or the date of publication of Resolution 97/2018, as applicable). The debt will begin to be canceled as of January 2019 in 30 monthly and consecutive installments, in Pesos, at the monthly average reference rate set forth in the Communication A 3500 of the BCRA (Wholesale) of the month preceding each installment.

On May 3, 2018, the Group adhered to the aforementioned Procedure.

As a consequence of the foregoing, the Group recorded a gain of 804 included in the item “Net financial results”.

On December 4, 2018, Law No. 27,467 of the Budget of the National Administration for the year 2019 was published. Section 55 thereof authorized the issue of public debt instruments for up to US$1,600 million, for the cancellation of compensations of the Gas Plan I for the year 2017 (in accordance with the provisions set forth in Resolution No. 97, dated March 28, 2018 of the former MINEM)

SGE Resolution No. 54/19, published on February 21, 2019, partially amended Resolution No. 97/2018, adjusting it to the payment method defined in section 55 of Law No. 27,467. It established, among other things, that in order to request cancellation according to this mechanism, beneficiary companies are required to express their consent within ten days from notice receipt, and that, upon accession to the aforementioned cancellation procedure, they had to waive any rights, actions or claims in relation to the programs, the administrative compensation acts and the payment orders they have issued.

Joint Resolution No. 21/19 issued by the Secretariats of Finance and Treasury published on February 28, 2019 in the Official Gazette, established the issuance of the “Natural Gas Program Bonds” for an amount of up to US$ 1,600 million, maturing on June 28, 2021, to be repaid in 29 monthly consecutive installments.

Also on February 28, 2019, the SGE notified YPF the amount of the compensations included, estimated in compliance with Resolution No. 97/18 for a total amount of US$ 758 million.

On March 1, the Company presented its accession letter to the SGE in compliance with SGE Resolution 54/19.

•	Stimulus Program for New Natural Gas Projects

On May 18, 2016, MINEM Resolution No. 74/2016 created the “Natural Gas New Projects Stimulus Program” in order to foster natural gas production for those companies submitting new natural gas projects, provided they are not beneficiaries of the “Natural Gas Additional Injection Stimulus Program” or the “Natural Gas Injection Stimulus for Companies with Reduced Injection”, created by Resolutions No. 1/2013 and 60/2013, respectively, of the former Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan.

The submission of new projects, which must be approved by the Hydrocarbon Resources Secretariat, may obtain a stimulus price of US$ 7.50/MMBtu.

Moreover, the “Natural Gas Injection Stimulus for Companies without Injection”, created by Resolution No. 185/2015 of the former Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan has been abolished, but any projects submitted under such program which are pending approval must be evaluated under the “Natural Gas New Projects Program”.

The “Natural Gas New Projects Program” will be effective as from the publication of the relevant resolution in the Official Gazette (May 19, 2016) until December 31, 2018.

Following this Resolution, no new projects may be submitted under the natural gas production incentive Program known as “Gas Plus”, created by Resolution No. 24/2008 of the former Energy Secretariat of the former Ministry of Federal Planning, Public Investment and Services, as amended. Notwithstanding the foregoing, any projects approved under said Program would remain in full force according to the terms of their respective approvals.

The requirements that gas must meet in order to be involved in a new natural gas project are the following: a) it must come from an exploitation concession granted as a result of a discovery reported after the effective date of Resolution No. 1/2013 of the former Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan; or b) come from an exploitation concession of areas classified as “Tight Gas” or “Shale Gas”; or c) belong to companies without natural gas injection registers which acquire an interest in areas belonging to companies registered in the “Natural Gas Additional Injection Stimulus Program” or the “Natural Gas Injection Stimulus for Companies with Reduced Injection”, created by Resolutions No. 1/2013 and 60/2013, respectively, of the former Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan, but for which the total injection coming from the areas in question, including the acquired areas, would have been zero during the period in which the selling company would have calculated its base injection.

•	Stimulus Program for Investments in Natural Gas Production Developments from non-conventional Reservoirs

On March 6, 2017, MINEM Resolution No. 46-E/2017 was published in the Official Gazette, which created the “Investment in Natural Gas Production from Non-Conventional Reservoirs Stimulus Program” (hereinafter the “Program”), established in order to stimulate investments in natural gas from non-conventional reservoirs in the Neuquina basin, and in effect as of its publication until December 31, 2021.

The Resolution establishes compensation for the volume of non-conventional gas production from concessions located in the Neuquina Basin included in the Program, for which such concessions must first have a specific investment plan approved by the province’s application authority and the Secretariat of Hydrocarbon Resources.

The compensation will be determined by deducting from the effective sales price obtained from sales to the internal market, including conventional and non-conventional natural gas, the minimum sales prices established by the Resolution each year, multiplied by the volumes of production of non-conventional natural gas. The minimum prices established by the Resolution are US$ 7.50/MMBtu for 2018, US$ 7.00/MMBtu for 2019, US$ 6.50/MMBtu for 2020 and US$ 6.00/MMBtu for 2021.

The compensation from the Program will be distributed, for each concession included in the Program, as follows: 88% to the companies and 12% to the province corresponding to each concession included in the Program.

On November 2, 2017, MINEM Resolution 419-E/2017 was published and its Annex replaces the similar Annex of Resolution 46-E/2017. The new resolution modifies the previous one in the following aspects:

a)

It defines that the Initial Production to be calculated will be the “monthly mean Non-Conventional Gas production assessed for the period between July 2016 and June 2017”. It also states that the Production Included, to the effect of the compensation, will be i) for the concessions with Initial Production lower than 500,000 m3/day, the total monthly production of Non-Conventional Gas coming from such Included Concession, to which the requesting company is entitled, and ii) for the concessions with Initial Production higher than 500,000 m3/day, the total monthly production of Non-Conventional Gas coming from such Included Concession, to which the requesting party is entitled, discounting the Initial Production.

b)

It modifies the definition of Effective Price, previously defined as “the average price weighted by volume of total natural gas sales of each company in the domestic market”, to “the average price weighted by volume of total natural gas sales in the Argentine Republic that will be published by the Secretariat of Hydrocarbon Resources”, regulating the guidelines to be followed for such calculation.

c)

A requirement to qualify for the Program is included, that is, that the investment plan submitted for each concession reaches a yearly mean production, in any consecutive period of twelve months before December 31, 2019, equal to or higher than 500,000 m3/day, and the obligation to reimburse the amounts of the compensation received (updated to reflect interest) corresponding to the concessions that do not reach the above mentioned production level, with the possibility that the Secretariat of Hydrocarbon Resources may require filing a surety bond to guarantee the eventual reimbursement of the compensations received by the participating companies, and retaining the power to suspend payments if such bond is not submitted.

On November 17, 2017, MINEM Resolution No. 447-E/2017 was published, which extends the application of the “Program to Encourage Investment in Development of Natural Gas Production from Unconventional Reservoirs” (applicable to the Neuquén Basin, created by MINEM Resolution No. 46-E/2017 and amended by MINEM Resolution No. 419-E/2017) to the production of natural gas from unconventional reservoirs located in the Austral Basin.

On January 23, 2018 MINEM Resolution No 12-E/2018 was published in the Official Gazette modifying Resolution 46-E/2017, which:

(i)

makes incentives applicable to adjacent concessions which are operated in a unified manner and meet the following requirements: having a common investment plan; being operated jointly by using, substantially, the same surface facilities; in case of co-ownership, all concessions having the same share and any share assignment being carried out jointly and simultaneously by all shares.

(ii)

adjusts the payment date of the first compensation under the Program and, correlatively, makes the corresponding reviews related to the initial interim payment, setting forth that, for the requests filed until January 31, 2018, it shall be the one corresponding to January 2018, and for requests filed after January 31, 2018, it shall be the one corresponding to the month in which the request to be included in the Program has been filed.

On December 4, 2018, Law No. 27,467 of the Budget of the National Administration for the year 2019, established in its section 58 the creation of a guarantee trust for contingent liabilities of the Gas Plan IV (“Stimulus Program for Investments in Natural Gas Production Developments from Non-Conventional Reservoirs” created by Resolution No. 46 dated March 2, 2017 issued by the former MINEM) in order to guarantee up to 30% of the obligations that might arise under such program as from January 1, 2019.

As of the date of these financial statements, YPF obtained the adhesion to the Program for its participation in the concessions known as Aguada Pichana Este, Aguada Pichana Oeste-Aguada de Castro, Estación Fernández Oro and La Ribera I and II.

•	Natural gas sales for electricity generation

On August 1, 2018, MINEM Resolution 46/2018 was published in the Official Gazette, which instructed the Under-Secretariat of Electric Energy to take the necessary measures for CAMMESA to implement competitive mechanisms aimed at securing the availability of gas for the production of electric energy, and established new maximum prices (20% lower than the then current prices) for natural gas at the TSEP, for each basin of origin, to be applied in order to estimate the cost of the natural gas volumes to be used in the production of electricity to be marketed on the WEM , or, generally, to be used in the provision of the electric power public distribution service from August 1, 2018.

On November 7, 2018, SGE Resolution No. 70/2018 was published in the Official Gazette, which amended Resolution No. 95/2013 issued by the former Secretariat of Energy, authorized Generators, Co-Generators and Self-Generators of the WEM to contract the supply of their own fuel for the generation of electric energy. In addition, this Resolution establishes the costs of generation with their own fuel shall be appraised in accordance with the mechanism of recognizing the Variable Production Costs recognized by CAMMESA.

30.h) Regulatory requirements applicable to Natural Gas distribution

The Group participates in natural gas distribution through its subsidiary Metrogas.

The natural gas distribution system is regulated by Law No. 24,076 (the “Gas Act”) that, together with Decree No. 1,738/1992, issued by the Executive Power, other regulatory decrees, the specific bidding rules (Pliego), the Transfer Agreement and the License, establishes the Regulatory Framework for Metrogas’ business.

The License, the Transfer Agreement and the regulations issued pursuant to the Gas Act establish requirements regarding the quality of service, capital investment, restrictions on transfer and encumbrance on assets, cross-ownership restrictions among producers, transporters and distributors, and Metrogas stock transfer.

The Gas Act and the License created ENARGAS as the regulatory entity to administer and enforce the Gas Act and the applicable regulations. In this order, the tariffs for the gas distribution service were established by the License and are regulated by ENARGAS. ENARGAS’ jurisdiction extends to gas transportation, sale, storage and distribution. Its mandate under the Gas Act includes consumer protection, competition protection in gas supply and demand, and the promotion of long-term investments in the gas industry.

Gas distribution tariffs have been established in the License and are regulated by ENARGAS.

•	Distribution License

The License authorizes Metrogas to provide the public distribution service for a term of 35 years. The Gas Law provides that Metrogas may request from ENARGAS a License renewal for an addition term of ten years upon the expiration of the original 35 year-term. The ENARGAS will then evaluate Metrogas’ performance and make a recommendation to the Argentine Executive Branch. Metrogas is entitled to the renewal of its License unless the ENARGAS proves that it has not substantially performed all of its obligations under the Gas Law, the respective regulations and decrees and the License.

At the end of the 35 or 45-year period, as the case may be, the Gas Law requires a new competitive bidding to grant the license, for which, if it has performed its obligations, Metrogas will have the option to equal the best bid made to the Government by a third party.

Generally, upon the termination of a License due to completion of its time-period, Metrogas will be entitled to a consideration equal to the value of the designated assets or to the amount paid by the successful bidder in a new call for tenders, whichever is lower.

Metrogas has various obligations under the Gas Law, including the obligation to comply with all reasonable requests within its service area. A service request will not be deemed reasonable if it were uneconomic for a distribution company to undertake the requested service. Metrogas is obliged to operate and maintain its facilities in a safe manner, which may require certain investments to replace or upgrade its facilities pursuant to the License.

The License specifies other obligations of Metrogas, including the obligation to provide a distribution service, to maintain continuous service, to operate the system in a prudent manner, to maintain the distribution network, to make the Mandatory Investments, to keep certain accounting records and to provide certain regular reports to the ENARGAS.

The License may be revoked by the Argentine Government, upon recommendation from the ENARGAS, in the following cases:

•	Serious and repeated failure by the Metrogas to meet its obligations.

•	Total or partial interruption in the uninterruptible service for reasons attributable to Metrogas for a term exceeding the periods set forth in the License in one calendar year.

•

Sale, disposition, transfer and encumbrance of Metrogas Core Assets, without the prior authorization of the ENARGAS, except where the said encumbrance is used to finance extensions and improvements to the gas pipeline system.

•

Bankruptcy, dissolution or liquidation of Metrogas. The bankruptcy proceedings did not affect the normal course of Metrogas operations, and therefore, could not be the reason for the revocation of the Metrogas License.

•

Ceasing the provision of the services provided for in the License, or the attempt to unilaterally assign or transfer, in whole or in part (without the previous authorization of the ENARGAS), or the waiver of, other than as permitted.

•

Transfer of the Technical Assistance Contract or the delegation of the duties specified in the Contract, without the previous authorization of the ENARGAS, during the first ten years from License granting.

In relation to restrictions, the License provides that Metrogas will not assume its parent company’s debts or grant credits or encumber assets to secure debt of, or award any other benefit to, its parent company’s creditors.

•	Tariff renegotiation

The Emergency Law published in the Official Gazette on January 7, 2002 affected the legal framework for license contracts of public utility companies.

The main provisions of the Emergency Law that affected the License granted to Metrogas by the Argentine Government are: The “pesification” of the tariffs established in U.S. dollars convertible at the exchange rate specified in the Convertibility Law (Law No. 23,928), the prohibition of tariff adjustment based on any foreign index, thereby preventing the application of the international index fixed in the Regulatory Framework (Producer Price Index -PPI- of the United States) and the renegotiation of the License granted to Metrogas in 1992.

In addition, the Emergency Law ordered the renegotiation of public services contracts awarded by the Argentine Executive Branch, and that public utility companies were bound to continue performing all their duties.

The Emergency Law, which originally expired in December 2003, was successively extended to December 31, 2017. The terms for license renegotiation and public services concessions were also progressively extended.

Within the framework of the renegotiation process, Metrogas executed a number of agreements with the various entities on behalf of the Argentine Government.

The agreements entered into and in force as of December 31, 2018 are described below:

i.	Transitional Agreement

In this regard, on March 30, 2017, Metrogas executed a Transitional Agreement with the MINEM and the Ministry of Finance providing for the temporary adjustment of prices and tariffs for the Natural Gas Distribution Public Service, the specific impact of the amounts provided therein until the subscription of the Memorandum of Agreement for Comprehensive Contractual Renegotiation and the entry into force of the definitive tariff schemes resulting from the Comprehensive Tariff Review (the “CTR”). The 2017 Transitional Agreement is supplementary to the 2008 Transitional Agreement and amends the 2017 Transitional Agreement and the 2016 Transitional Agreement previously executed.

The 2017 Transitional Agreement, which is not subject to ratification by the PEN establishes a transitional tariff regime as of April 1, 2017, consisting of the readjustment of tariffs based on the guidelines necessary to maintain the continuity of the service for the purpose of allowing Metrogas to meet its operating and maintenance, administration and marketing expenses, those expenses corresponding to the execution of the mandatory investment plan determined by the ENARGAS and to comply with the respective payment obligations, maintaining its chain of payments for the purpose of ensuring the continuity of the regular provision of the public service under their charge until the entry into force of the tariff regime resulting from the Memorandum of Agreement for a Contractual Renegotiation.

Likewise, the 2017 Transitional Agreement provides for the transfer of the impact of changes in tax regulations pending resolution, except for the income tax, and incorporates a Mandatory Investment Plan to which Metrogas is committed.

Lastly, Metrogas will not be authorized to distribute dividends without previously proving to ENARGAS the full compliance with the Mandatory Investment Plan.

On March 30, 2017, the MINEM instructed the ENARGAS, through Resolution No. 74—E/2017, to put into effect the tariff schemes resulting from the CTR process.

In this regard, it set forth that for the gradual and progressive implementation of this measure, the ENARGAS should apply on a progressive basis, the rate increases resulting from the CTR as follows: 30% of the increase, from April 1, 2017, 40% of the increase, as of December 1, 2017, and the remaining 30%, as of April 1, 2018.

Moreover, and for cases in which the corresponding Comprehensive Contractual Renegotiation Memorandum of Agreement had not entered into force, it instructed the ENARGAS to apply to the Licensees (including Metrogas) a transitory tariff adjustment because of the CTR.

On March 31, 2017, ENARGAS Resolution No. 4,356/2017 was published in the Official Gazette through which the tariff schemes resulting from the Metrogas CTR, effective as of April 1, 2017 and the temporary tariff schemes applicable to Metrogas users were approved. Through differentiated tariffs, ENARGAS Resolution No. 4,356 / 2017 determined tariff schemes for residential users who recorded savings in their consumption equal to or greater than 15% with respect to the same period of 2015, as well as those that would apply to the beneficiaries of the “Social Tariff” (Resolutions No. 28/2016 of the MINEM and ENARGAS No. I-2,905/2014 and No. 3,784/2016) and the Entidades de Bien Público (Public Welfare Entities) (Law No. 27,218).

The tariff schemes corresponding to beneficiaries of the “Social Tariff” were rectified by ENARGAS Resolution No. 4,369 2017. The billing resulting from the application of the new transitory tariff shames must respect the limits established in Article 10 of MINEM Resolution No. 212/2016, and therefore the criteria of ENARGAS Resolution No. I-4,044/2016 are maintained.

Likewise, ENARGAS Resolution No. 4,356/2017 overruled ENARGAS Resolutions No. I-2,407/12 and No. I-3,249/15 that enabled the collection of a fixed amount per invoice under the operation of the Fund for Gas Distribution Consolidation and Expansion Works (“FOCEGAS”).

In addition, ENARGAS Resolution No. 4,356/2017 approved: (i) the technical economic studies of the Company’s CTR, (ii) the non-automatic Semi-Annual Adjustment Methodology to become effective jointly with the License Readjustment Memorandum of Agreement and (iii) the Metrogas Investment Plan for the next five-year term.

On October 24, 2017, and through ENARGAS Resolution No. 74/2017, a public hearing was called for November 15, 2017 in order to consider the transitory tariff adjustment effective as of December 1, 2017, corresponding to Metrogas.

On December 1, 2017, the Official Gazette published: (i) ENARGAS Resolution No. 131/2017 that ordered (a) to declare the validity of the Public Hearing called by ENARGAS Resolution No. 74/2017, (b) approve Metrogas temporary tariff scheme applicable as of December 1, 2017; and (c) approve new values for the Rates and Charges received by Metrogas for Additional Services; and (ii) ENARGAS Resolution N° 132/2017 that provides for a bonus to be implemented by Metrogas in favor of certain users who (a) record savings in their consumption; or (b) are beneficiaries of the Social Tariff.

On January 31, 2018, ENARGAS Resolution No. 249/2018 was published in the Official Gazette, which called for a public hearing to be held on February 22, 2018 to consider (i) the application of the Semi-Annual Tariff Adjustment Methodology, if applicable, for the adjustment of Metrogas tariffs; (ii) the application of the transfer to tariffs of the price of the purchased gas; and (iii) methodological alternatives for a more predictable billing of residential users’ consumption.

On March 28, 2018, ENARGAS Resolution No. 300/2018 was published in the Official Gazette declaring the Public Hearing No. 94 valid and approving the final tariff schedules applicable as of April 1, 2018.

On September 27, 2018, SGE Resolution No. 14/2018 applicable to distribution companies’ billing as of October 1, 2018, was published and among other factors: i) eliminated the billing limits and discounts established by MINEM Resolutions No. 212/2016 and No. 474/2017, and established a new discount of 100% for social tariff users for the base consumption block established in Annex II to MINEM Resolution No. 474/2017, and consumptions in excess of such block will be paid at 100%; ii) established that the Trust Fund for Subsidies of Residential Gas Consumption (section 75 of Law No. 25,565) would be 2.96% over the price of gas at the TSEP per cubic meter and also that the billing should be made in accordance with the procedures to be established by the ENARGAS.

On October 8, 2018, FC ENARGAS Resolution No. 281/2018 was published in the Official Gazette declaring the validity of Public Hearing No. 96 and approving Metrogas Tariff Schedules, effective from its publication date for the summer period 2018-2019. Subsequently, FC ENARGAS Resolution No. 292/2018 issued on the Official Gazette on October 12, 2018, rectified the tariff schedules of the aforementioned FC ENARGAS Resolution No. 281/2018, with retroactive application as of October 8, 2018. ENARGAS Resolution No. 292/2018 published on October 12, 2018, modified the Tariff Schemes and the Schedule of Rates and Charges for the additional services provided by Metrogas.

ii.	Memorandum of Understanding for the Natural Gas Distribution License Contract (also known as “Memorandum of Understanding for the Comprehensive Contractual Renegotiation”)

On March 30, 2017, and within the framework of the renegotiation process of the public service contracts established by the Emergency Law, its extensions and Decrees No. 367/2016 and N° 2/2017, Metrogas subscribed with the MINEM and with the Ministry of Finance, a Memorandum of Agreement for the Adaptation of the Natural Gas Distribution License Agreement (which contains the terms of the comprehensive renegotiation and conditions for the adjustment of the License Agreement. The Memorandum of Agreement is based on the 2008 Transitional Agreement, the 2014 Transitional Agreement, the 2016 Transitional Agreement and the 2017 Transitional Agreement.

The provisions contained in the Memorandum of Agreement, once it has entered into full force and effect after being ratified by the PEN, will be applied during the contractual period ranging from January 6, 2002 and the termination of the License Agreement.

A series of guidelines to be contemplated by the CTR process are established in the terms provided for therein.

The Metrogas tariff scheme resulting from the Integral Tariff Review according to the indicated guidelines will be applicable once all the procedures provided for the entry into force of the Memorandum of Agreement has been fulfilled. The CTR will become in full force and effect not later than December 31, 2017. In the event that ENARGAS provides for the phased and progressive application of the tariff increase resulting from the Comprehensive Tariff Review, the application of the last step may not exceed April 1, 2018.

As a condition prior to ratification, the Memorandum of Agreement for the Comprehensive Contractual Renegotiation provides for the suspension and withdrawal of all claims, appeals and complaints filed, pending or in the process of being executed, whether administrative, arbitral or judicial, in the Argentine Republic or abroad, which are founded or linked to the facts or provided measures, with respect to the License Agreement, as of the Emergency Law and/or in the annulment of the PPI Index (Producer Price Index of the United States of America). Moreover, the Memorandum of Agreement must be ratified by the Shareholders’ Meeting of Metrogas, so that the PEN issues the Decree ratifying the terms of the Memorandum of Agreement. On April 27, 2017, the Shareholders’ Meeting of Metrogas ratified the Memorandum of Agreement for the Adaptation of the Natural Gas Distribution License Agreement.

Finally, the Memorandum of Agreement provides for the Company’s commitment to make, during the effective term of the License, plus its potential ten-year extension and within the area of its License, additional sustainable investments equivalent to the amount of the award rendered in the arbitration proceedings in re: “BG Group Plc. vs. The Argentine Republic (UNC 54 KGA)” with the proportional abatement percentage that would have been established in the payment agreement and excluding the amounts corresponding to the default interest on the payment of the award. The amount and the plan for additional investments will be determined by ENARGAS at the proposal of the Company and they will not be included in the rate base.

With respect to those Licensees whose Memorandum of Agreement had not entered into force, the ENARGAS was instructed to apply to them a temporary adjustment of tariffs on account of the CTR, taking into consideration, to such effects, the studies carried out under such CTR in compliance with the provisions set forth in Article 1 of MINEM Resolution No. 31/2016.

On March 28, 2018, Decree No 252/2018 was published in the Official Gazette whereby the PEN ratifies the Memorandum of Agreement entered into by MINEM, the Ministry of Economy and Metrogas.

iii.	Temporary economic assistance

MINEM Resolution No. 312 - E/2016 was published in the Official Gazette, on December 30, 2016, which ordered a new temporary economic assistance to the Licensees of the Natural Gas Distribution Service through Networks for the period April-September 2016, for the purpose of funding the mandatory investments established (with respect to Metrogas) in ENARGAS Resolutions No. 3,726/2016 and No. 4,044/2016, and the payment to gas producers; all of which is on account of the CTR.

Under the terms of the Resolution, the transfer of the amounts assigned to Metrogas of 759 was applicable as long as, at the discretion of the ENARGAS, the financial situation of Metrogas that gave rise to the assistance was maintained taking into account the availability of funds to meet its investment obligations and payments to gas producers.

For the release of the funds corresponding to the temporary financial assistance, Metrogas had to file a sworn statement with the ENARGAS, in the terms of ENARGAS Note No. 106/2017, on the allocation to be given to the amounts required. In accordance with the ENARGAS criteria, if the sworn statements meet the requirements of MINEM Resolution No. 312 - E/2016, they would be sent to the MINEM Hydrocarbons Secretariat in order to arrange for the transfer of the assistance. Likewise, the Resolution set forth that the Licensees could not distribute dividends under the terms of Resolution No. 31/2016 of the MINEM.

On March 31, 2017, Metrogas received the amount of 759 corresponding to MINEM Resolution No. 312 - E/2016.

iv.	New gas prices at the TSEP and Metrogas transition tariff schemes

Through Resolution No. 74 - E/2017, the MINEM determined the new natural gas prices at the TSEP applicable from April 1, 2017 to the categories of users indicated therein. Moreover, it determined the new prices at the TSEP, subsidized for natural gas Residential users who register a saving in their consumption equal or superior to fifteen percent (15%) with respect to the same period in 2015. These new prices in the TSEP have been contemplated in ENARGAS Resolution No. 4.356/2017.

MINEM Resolution No. 474-E/2017 determined the new Gas prices at the TSEP as of December 1, 2017. In addition, a 10% discount is established on the Gas price for all categories of Residential users who register a saving in their consumption equal to or greater than 20% with respect to the same period in 2015, and it establishes that the bonus corresponding to the Social Tariff beneficiaries will be equivalent to: i) 100% of the Natural Gas price on the consumption block base determined by Resolution; and ii) 75% of the price of Natural Gas on a surplus consumption block of equal volume to that determined in paragraph i). Consumptions over and above the block indicated in paragraph ii) will be paid by 100%. It also establishes that the billing resulting from the application of the new tariff schedules must respect the limits established in Article 10 of Resolution No. 212 dated October 6, 2016 of the MINEM. These new prices in the TSEP have been contemplated in the ENARGAS Resolution No. 131/2017, which approved the Metrogas temporary tariff scheme, applicable as of December 1, 2017.

v.	Procedure for the compensation of the lower revenues that the Distributors receive from their users for benefits and / or bonuses and for higher costs of unaccounted gas

MINEM Resolution No. 508-E/2017, published on December 29, 2017, established the procedure for the compensation of the lower revenues that the Licensees of the Natural Gas Distribution Service through Networks receive from their users, as a product of: (i) the application of benefits and/or discounts to users arising from the regulations in force in the tariff area of the distribution service of natural gas through networks, and (ii) the higher UNG costs compared to those established for its recognition in the rates, applicable as of January 1, 2018.

vi.	Winter consumption financing program

On March 27, 2018, a memorandum of intent was signed with ENARGAS, natural gas producers, distribution and transportation companies in order to commit efforts aimed at the development of a natural gas winter consumption financing program jointly with the subscribing parties.

On June 12, 2018, ENARGAS Resolution No 97/2018 was published in the Official Gazette, which set forth the Natural Gas Winter Consumption Financing Program (the “Program”). Adherence to the Program by beneficiary users was optional and voluntary. In accordance with the terms of the Program, the residential and commercial consumers of natural gas full service could hereunder finance payment of 25% of the invoices issued between July 1 and October 31, 2018. The interest rate applicable to this option was the BNA deposit rate for electronic means for the non-financial private sector for 30-day deposits for the month prior to the one being invoiced. Accrued financing and interest thereon would be recovered through the regular invoices issued after November 1, 2018, and for three succeeding consecutive periods for bimonthly customers and for six consecutive periods for monthly customers. Financing involved each of the activity segments (gas, transport and distribution), and it was exceptional for the winter of 2018.

vii.	Amendment to Basic Rules for the Distribution License

On March 28, 2018, MINEM Resolution No. 91/2018 was published in the Official Gazette. Such resolution unifies the terms for the adjustment due to variations in prices of the purchased gas or seasonal adjustment and the six-month adjustment of tariffs, providing that once the transition period has elapsed, adjustments shall be seasonal, for the periods between April 1 to September 30 of each year, and between October 1 and March 31 of the following year.

viii.	Reduction for social tariff users

On May 23, 2018, MINEM Resolution 218/2018 was published in the Official Gazette (later instrumented by ENARGAS by means of Resolution No. 86/2018) which provides for suspension of the reduction criteria application for social tariff users set forth in Resolution No. 474/2017 for consumptions made in May and June 2018. For invoicing such consumption, the social tariff regime within the scope provided for in MINEM Resolution No. 28/2016 shall be applicable, to which end the 100% reduction of the natural gas price these users consume should be considered.

•	Note of ENARGAS relating to the equity interest of YPF in Metrogas

The Company has received from Metrogas a copy of the note received by it from ENARGAS, requesting it to adjust Metrogas’ equity structure in line with the term provided for in Emergency Law No. 25,561 and in compliance with Section 34 of Law 24,076. In this regard, it should be noted that YPF indirectly acquired 70% of Metrogas equity, transaction that was approved by ENARGAS Resolution No. I/2,566 dated April 19, 2013; and, following the merger with YPF Inversora Energética S.A. and Gas Argentino S.A., is the holder of 70% of Metrogas shares.

On March 30, 2017, YPF filed an appeal for reconsideration requesting to overrule the ENARGAS Note and render a new decision setting a reasonable timeframe consistent with the current reality of the gas market to comply with the provisions set forth article 34 of Law 24,076.

On June 15, 2017, YPF submitted to ENARGAS a tentative schedule for the process of adapting its equity interests in Metrogas, which was expanded in detail on July 3, 2017. Such presentation does not imply withdrawal of the aforementioned appeal.

On April 5, 2018, ENARGAS rejected the reconsideration petition filed by YPF on March 30, 2017. ENARGAS decision was notified to YPF on April 6, 2018 by means of ENARGAS Resolution No. 313/2018.

YPF requested examination of the proceedings, which was granted by ENARGAS on September 10, 2018, which in turn enabled the company to file an appeal in time.

On October 8, 2018, YPF filed an appeal for resolution by the SGE. As of the date of issuance of these consolidated financial statements, this appeal is pending resolution.

•	Note from the ENARGAS on deferred collection to residential users

On August 25, 2017, the ENARGAS issued some Notes instructing the Licensees of the Gas Distribution Service (“Distributors”), by virtue of the presentation received from the MINEM, and in relation to the invoices to be issued from August 25, 2017 and until October 31, 2017 for residential users, to contemplate a fifty percent (50%) payment deferral of the total amount of the settlement corresponding to the billing period, without any interest. According to this instruction, the amounts subject to deferral must be included in the first invoice issued after October 31, 2017 in accordance with the guidelines related to the issuance of Public Service Settlement receipts for bimonthly invoicing with monthly payment obligations currently in force, i.e., in two equal and consecutive monthly installments. Such deferral is not applicable to residential users who are beneficiaries of the Social Tariff.

The Notes sent by the ENARGAS also contemplate that, if there is a financial impact on the Distributors’ income by virtue of such deferral, such impact will be timely evaluated and assumed by the Argentine Government through the corresponding budgetary management.

On September 20, 2017, YPF submitted a note to the MINEM (with a copy to ENARGAS), requesting the intervention of the MINEM so that it adopts the necessary measures to prevent the instruction given by the ENARGAS from being misinterpreted by some Distributors to place on the Producers, such as YPF, the financial impact that such a measure could cause, through the unilateral postponement of the payment obligations by the Distributors. As of the date hereof, the note submitted by YPF is yet to be answered.

As a result of the changes introduced through MINEM Resolution No. 474—E/2017 and ENARGAS Resolutions No. 131/2017 and No. 132/2017, and the guidelines established in the Terms and Conditions MINEM, Resolution No. 508-E / 2017 was published on December 29, 2017, which establishes the procedure for the compensation of the lower revenues that the Licensees of the Natural Gas Distribution Service through Networks receive from their users, as a result of: (i) the application of benefits and / or discounts to users resulting from the regulations in force regarding the tariffs applicable to the natural gas distribution service through networks; and (ii) the higher costs of the UNG with respect to those established for its recognition in the tariffs.

In accordance with the compensation procedure, the Distribution Licensees must inform to the ENARGAS within the terms established therein and based on the annualized monthly consumption and as a sworn statement, the amounts required to compensate the aforementioned differences. The same information regime is adopted in relation to UNG.

Thus, in order to calculate compensations for the amount that they do not receive for the discounts in billing as well as for the UNG differences, compensation is established resulting from the difference between the purchase price to the natural gas producer and the sale to its customers.

30.i) Regulatory requirements applicable to the petroleum liquid gas industry

•	Benchmark prices for the butane commercialization chain

On April 5, 2017, the Secretariat of Hydrocarbon Resources published Resolution No. 56-E/2017 in the Official Gazette, establishing new maximum benchmark prices for the different segments of the butane commercialization chain to be bottled in 10, 12 and 15 kg bottles under the Household Program (Decree No. 470/2015 and former Energy Secretariat Resolution No. 49/2015), and modifying the benchmark prices established in former Energy Secretariat Resolution No. 70/2015. The new maximum benchmark prices for the Company are Ps. 2,568/TN for butane and Ps. 2,410/TN for propane. For fractionators such as YPF GAS S.A., the prices established by Resolution No. 56-E/2017 are Ps. 63.89 for 10 kg bottles, Ps. 76.67 for 12 kg bottles and Ps. 95.84 for 15 kg bottles.

On June 7, 2017, the Secretariat of Hydrocarbon Resources published Resolution No. 75/2017 in the Official Gazette, which modifies the regulations applicable to the Household Program (former Energy Secretariat Resolution No. 49/2015) and provides that the adjustment of benchmark prices applicable to the different segments of the butane commercialization chain to be bottled in 10 and 12 kg bottles will not be implemented automatically in quarterly periods. Instead, those adjustments will be made at the discretion of the Secretariat of Hydrocarbon Resources in its capacity as enforcement authority of the Household Program. In addition, the resolution establishes that the adjustment of benchmark prices for LPG producers and fractionators on account of the Comprehensive Tariff Review established by the Household Program in its regulations will take place only after the prior analysis of cost variations and their incidence, and taking into account regional, distribution and logistical factors.

MINEM Resolution No. 287-E/2017, published on December 1, 2017, established new maximum benchmark prices and compensations for butane and propane producers effective from December 1, 2017, and introduced amendments to the Annex to the Regulation of the Bottle-to-Bottle Program approved by Resolution No. 49/2015, among which, it is prohibited to charge the distributors for any additional service whatever its denomination, if in doing so the maximum benchmark prices and the maximum allowed deviations are exceeded.

Regulation No. 5 of the Undersecretariat of Hydrocarbon Resources was published on March 28, 2018, which established new maximum reference prices for the commercialization of butane for the sale of bottled LPG, effective as of April 1, 2018.

30.j) Tax Regulations

•	Tax Reform

Laws No. 27,430 and 27,432 were published in the Official Gazette on December 29, 2017, and significantly modified several taxes. The main modifications are the following:

•	Income tax

•	Corporate tax rate and withholdings on dividends

The general income tax rate applicable to limited companies (sociedades de capital) is reduced from the current 35% to 30% for fiscal years beginning January 1, 2018 and ending December 31, 2019 inclusive, and to 25% for those fiscal years beginning January 1, 2020 onwards.

Moreover, a new withholding on dividends is established, which will be 7% for those fiscal years beginning on January 1, 2018 and ending on December 31, 2019, and 13% for those fiscal years beginning on or after January 1, 2020 onwards.

Finally, the tax equalization (a 35% withholding is applicable when dividends exceed the amount of the taxable income) is no longer applied on the income accrued as of January 1, 2018.

•	Capital gains for foreign beneficiaries

The new law establishes a 15% withholding on capital gains derived from the sale of shares or other similar securities (calculated on the actual or presumed gains equivalent to 90% of the sale price). The law establishes an exemption applicable to foreign beneficiaries who sell listed shares under the supervision of the CNV. Furthermore, an exemption is established for the interest and sale results of government bonds, NO and ADRs. These exemptions will only apply to non-resident foreign beneficiaries whose funds do not derive from non-cooperating jurisdictions. Finally, such exemption does not apply to those benefits derived from the securities known as Lebacs.

In the case of ADRs, the law defines that the source thereof is given by the residence of the issuer of the respective shares.

•	Indirect transfers made by the Foreign Beneficiaries

The law establishes a tax on the indirect sale of assets located in Argentina. In particular, such tax will be levied on sales or transfers made by foreigners who own a company also abroad who owns assets in the country, when such assets are significant, i.e., when the following conditions are met: (i) at least 30% of the value of the shares in the foreign company derives from assets located in Argentina; and (ii) the transferred shares represent at least 10% of the assets of the foreign company.

The applicable rate will be 15% (calculated on real net profit or presumed net profit equivalent to 90% of the sale price) in the proportion corresponding to Argentine assets. It is applicable to indirect transfers over assets acquired as from January 1, 2018.

•	Costs for the abandonment of hydrocarbon wells

The deduction of well abandonment expenses is admitted as they are considered as an integral part of the computable cost of the investments in wells, those costs intended to satisfy the technical and environmental requirements by the concessionaire and/or permit holder required by the enforcement authority. They will be included from the date on which such obligations arise in accordance with current regulations, regardless of the period in which the effective disbursement is made.

•	Other modifications

It replaces the tax transparency rules contemplating broader situations and introduces the presumed dividend concept.

Moreover, it ratifies the taxability of the sales of shares of Argentine companies made by non-residents as of the effectiveness of Law 26,983, although it establishes the taxation of results in the cases of sales made through stock exchanges or similar markets, when the stockbroker did not withhold the tax.

•	Tax revaluation of assets

The regulation establishes that, at the option of the companies, tax revaluation of assets is permitted for assets located in Argentina and affected to the generation of taxable profits. The special tax on the amount of the revaluation depends on the asset, being 8% for real estate not classified as inventories, 15% for real estate classified as inventories, 5% for shares, quotas and equity interests owned by individuals and 10% for the rest of the assets. As of the date of approval by the Board of Directors of these consolidated financial statements, the Group was analyzing the possibility of exercising the option. The gain generated by the revaluation is exempted according to article 291 of Law 27,430 and, the additional tax generated by the revaluation is not deductible. For information relating subsequent events after the approval by the Board of Directors of these consolidated financial statements, see Note 34.

•	Tax on Fuels

The main modifications are the following:

•	A new tax is introduced: tax on carbon dioxide, which added to the tax on fuels as of the date of publication of the rule provided a similar tax burden as the previous one.

•	Both taxes are levied based on a fixed amount per liter adjusted for CPI on a quarterly basis. In the case of carbon dioxide, two new products are incorporated: petroleum coke and mineral coal.

•	Tax on bank debit and credits

The PEN may fix the tax percentage to be computed as payment on account of the income tax, which will be progressively increased by up to 20% per year as of January 1, 2018, and it may also establish that this tax will be fully computed as payment on account of the income tax in 2022.

On May 7, 2018, by means of Decree No. 409/2018, the PEN provided that 33% of the amounts debited from the tax may be computed both for account credits and debits.

•	Value added tax

A system of refund of tax paid for investments in fixed assets is established, subject to the future generation of tax debits, in order to reduce the financial cost generated by the accumulation of tax credits of new investments.

•	Social Security

There will be a minimum monthly salary exempt from employer contributions, while the rate of the same will be unified around 19.5%, although VAT tax credits will be eliminated for employment in secondary areas. These changes will occur by 2022, gradually converging from the current situation.

•	Payment Plan

On March 1, 2019, AFIP’s Resolution No. 4434/2019, was published in the Official Gazette, establishing a payment facility plan for tax liabilities being heard at the Fiscal Tribunal of the Nation (Tribunal Fiscal de la Nación). This financing plan, which may be submitted until June 30, 2019, establishes a variable rate with payment terms of up to 5 years. In order to adhere to this regime, the taxpayer shall previously waive any action or right, including the right of recourse, in relation to the obligation to be repaid under the payment plan.

30.k) Other regulatory requirements

•	CNV Regulatory Framework (N.T. 2013)

Through Resolution No. 622/2013 dated September 5, 2013, CNV approved the Regulations (N.T. 2013) applicable to companies subject to this agency control, as provided for by the Capital Market Act No. 26,831, and Regulatory Decree No. 1,023 dated August 1, 2013. This Resolution superseded the former CNV Regulations (N.T. 2001 as amended) and the General Resolutions No. 615/2013 and No. 621/2013, as from the effective date of the Regulations (N.T. 2013).

The following sets forth certain requirements of the CNV:

a)	CNV General Resolution No. 622

i.

Pursuant to section 1, Chapter III, Title IV of such Resolution, a description of the notes to the consolidated financial statements containing information required under the Resolution in the form of exhibits follows.

Exhibit A – Fixed Assets	Note 8 Property, plant and equipment

Exhibit B – Intangible assets	Note 7 Intangible assets

Exhibit C – Investments in companies	Note 9 Investments in associates and joint ventures

Exhibit D – Other investments	Note 6 Financial instruments by category

Exhibit E – Provisions	Note 12 Trade receivables Note 11 Other receivables Note 9 Investments in associates and joint ventures Note 8 Property, plant and equipment Note 14 Provisions

Exhibit F – Cost of goods sold and services rendered	Note 20 Costs

Exhibit G – Assets and liabilities in foreign currency	Note 33 Assets and liabilities in currencies other than the Peso

ii.

On March 18, 2015, the Company was registered with the CNV under the category “Settlement and Clearing Agent and Trading Agent - Own account”, record No. 549. Considering the Company’s business, and the CNV Rules and its Interpretative Criterion No. 55, the Company will not, under any circumstance, offer brokerage services to third parties for transactions in markets under the jurisdiction of the CNV, and it will also not open operating accounts to third parties to issue orders and trade in markets under the jurisdiction of the CNV.

Likewise, in accordance with Section VI, Chapter II, Title VII of the CNV Rules and its Interpretative Criterion No. 55, the Company’s equity exceeds the minimum required equity under such rules, which is 15, while the minimum required counterparty capital, which is 3, is comprised of 2,974,520 Units of Inversión MAF MONEY MARKET - Class B Mutual Fund with immediate liquidation, the total value of the Company’s Units as of December 31, 2018, being 9.

b)	CNV General Resolution No. 629

Due to General Resolution No. 629 of the CNV, the Company informs that supporting documentation of YPF’s operations, which is not in YPF’s headquarters, is stored in the following companies:

•	Adea S.A. located in Barn 3 – Route 36, Km. 31.5 – Florencio Varela – Province of Buenos Aires.

•	File S.R.L., located in Panamericana and R.S. Peña – Blanco Encalada – Luján de Cuyo – Province of Mendoza.

Additionally, it is placed on record that the detail of the documentation given in custody is available at the registered office, as well as the documents mentioned in section 5, subsection a.3), Section I, Chapter V, Title II of the CNV Rules.